UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2019

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	WLL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 13, 2019, Whiting Petroleum Corporation (the “Company”) and its subsidiary Whiting Oil and Gas Corporation (“Whiting Oil and Gas”) entered into a First Amendment (the “Amendment”) to the Seventh Amended and Restated Credit Agreement, dated as of April 12, 2018 (the “Credit Agreement”), among the Company, Whiting Oil and Gas, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

The Amendment amends the Credit Agreement to, among other things, permit the repurchase, redemption, prepayment, or other acquisition or retirement for value of any Senior Notes (as defined in the Credit Agreement) if (a) such transaction is for a price not greater than an amount equal to par plus accrued and unpaid interest and fees and any applicable make-whole premium, (b) immediately after giving effect to such transaction, there is unused availability under the facility of not less than the greater of $100 million or 15% of the then effective total commitments, and (c) the Company’s ratio of consolidated total debt as of the date of such transaction (upon giving effect thereto) to EBITDAX (as defined in the Credit Agreement) during the last four quarters is not greater than 3.25 to 1.0.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which the Company is filing as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable

(c)    Not applicable

(d)    Exhibits: The exhibits listed in the Exhibit Index below are filed as part of this report.

EXHIBIT INDEX

Exhibit Number	Description

(4.1)

First Amendment to Seventh Amended and Restated Credit Agreement, dated as of September 13, 2019, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: September 16, 2019	By:	/s/ Bruce R. DeBoer
Bruce R. DeBoer
Chief Administrative Officer, General Counsel and Secretary